SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 27, 2001


                        FLEETBOSTON FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
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                 (State or other jurisdiction of incorporation)


                    1-6366                      05-0341324
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           (Commission File Number)    (IRS Employer Identification No.)


                 100 Federal Street, Boston, Massachusetts 02110
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 617-434-2200
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          (Former name or former address, if changed since last report)














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Item 5.   Other Events and Regulation FD Disclosure.
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          On  November  27,  2001,   FleetBoston   Financial   Corporation  (the
          "Corporation")  authorized the sale of and established the terms of up
          to  $4,000,000,000  in  aggregate   principal  amount  of  its  Senior
          Medium-Term Notes, Series T and Subordinated Medium-Term Notes, Series U (collectively, the "Notes"), under its shelf registration statement on Form S-3 (Registration Statement No. 333-72912) (the "Registration Statement"). The Notes, which may be offered from time to time, will be due nine months or more from the date of issue and will bear interest at fixed or floating rates. The Notes may be offered by one or more of the Corporation's Agents, Bear, Stearns & Co. Inc., Fleet Securities, Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Robertson Stephens, Inc. and Salomon Smith Barney Inc. By filing this Current Report on Form 8-K, the Corporation is incorporating by reference into the above-referenced Registration Statement the information contained herein relating to the Notes.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

       (c)      Exhibits

          (1) Selling Agency Agreement, dated November 27, 2001, among the Corporation and Bear, Stearns & Co. Inc., Fleet Securities, Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Robertson Stephens, Inc. and Salomon Smith Barney Inc.

          (4)(a)    Specimen  certificate  of the  Series T  Senior  Medium-Term
                    Notes

          (4)(b)    Specimen   certificate   of  the   Series   U   Subordinated
                    Medium-Term Notes




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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                    FLEETBOSTON FINANCIAL CORPORATION


                                    By /s/ Gary A. Spiess
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                                      Name:   Gary A. Spiess
                                      Title:  Senior Vice President
                                              Senior Deputy General Counsel and
                                              Assistant Secretary


Date:  November 27, 2001



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